3: 4: UNITED STATES
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		June 7, 2002
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-33049 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                              PEPCO HOLDINGS, INC
                                                                                                                                              Form 8-K
Item 5.	Other Events. Exhibits 99.1 and 99.2, attached hereto, are hereby incorporated by reference.
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99.1	Pro forma Pepco Holdings, Inc. unaudited combined information for the year ended December 31, 2001.	Filed herewith.
	99.2	Pro forma Pepco Holdings, Inc. unaudited combined financial information for the three months ended March 31, 2002.	Filed herewith.

                                                                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       Pepco Holdings, Inc.
                                                                                                              (Registrant)

                                                                                                     By:   D. R. WRAASE
                                                                                                               Dennis R. Wraase
                                                                                                                   President

June 7, 2002
     DATE

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